GUARANTY


          This GUARANTY (the "Guaranty"), dated as of July 11,
1996, is made by USMX, INC., a Delaware corporation
("Guarantor"), in favor of and for the benefit of N M ROTHSCHILD
& SONS LIMITED, a company organized and existing under the laws of England ("Lender").


                            RECITALS

          A. Pursuant to a certain Credit Agreement dated as of July 11, 1996 by and between USMX OF ALASKA, INC., an Alaska corporation and wholly-owned subsidiary of Guarantor ("Borrower"), and Lender (as amended, modified, supplemented or extended, the "Credit Agreement"), Lender has agreed to make certain loans in Gold or in Dollars to Borrower (the "Loans"), to be used by Borrower for purposes of funding expenditures and working capital at the Project (having the meaning set forth in the Credit Agreement) and for general corporate purposes.

          B.   Lender's obligation to make Loans under the Credit
Agreement is conditioned on Guarantor having executed and delivered this Guaranty, and this Guaranty being in full force and effect.

          C. This Guaranty is given by Guarantor in favor of Lender to guaranty the Obligations of Borrower in accordance with the terms of the Credit Agreement and this Guaranty.


                           AGREEMENT

          NOW, THEREFORE, (i) in order to set forth Guarantor's guaranty of the Loans made pursuant to the Credit Agreement,
(ii) to comply with the terms and conditions of the Credit Agreement, (iii) to induce Lender to make the Loans to Borrower pursuant to the terms of the Credit Agreement, (iv) at the special insistence and request of Lender, and (v) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees to and with Lender as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings assigned to such terms in the Credit Agreement.

          2.   Guaranty.

               (a) Guarantor hereby guarantees, absolutely and unconditionally, the prompt and complete payment and performance of the Obligations when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter, provided that, on or after Completion of the Project, if no Default or Event of Default is outstanding, Lender's sole recourse under this Guaranty shall be to the Pledged Collateral (defined in the Pledge and Security Agreement of even date herewith between Guarantor and Lender (the "Pledge Agreement") and the collateral subject to the Assignment Agreement, of even date herewith, between Guarantor and Lender (the "Assignment Agreement"), other than for Obligations of Borrower which arise under a breach of the representation in Section 7.1(t) of the Credit Agreement or the covenants in Section 8.1 of the Credit Agreement insofar as Environmental Laws are concerned, the guarantee of which hereunder shall remain unchanged and unaffected by Completion, and shall remain the full recourse obligation of the Guarantor. Guarantor also agrees to pay:

               (i) any and all expenses (including attorneys' fees and disbursements) related to any failure of Borrower to pay or perform any Obligation of the Project guaranteed hereunder, which may be paid or incurred by Lender in enforcing any rights with respect to, or collecting, any or all of the Obligations of Borrower guaranteed hereunder; and

               (ii) any and all expenses (including attorneys' fees and disbursements) related to or arising from Lender's enforcement of this Guaranty and collecting against Guarantor under this Guaranty

          The guarantees and obligations of this Section 2(a) are collectively the "Guaranteed Obligations".

               (b)  Guarantor agrees that this Guaranty
constitutes a guaranty of payment and not of collection, and Lender shall not be obligated to initiate, pursue or exhaust any form of recourse or obtain any judgment against Borrower or others (including other guarantors) or to realize upon or exhaust any collateral security held by or available to Lender before being entitled to payment from the undersigned hereunder. The liability of Guarantor shall not be limited, diminished or affected by (i) any condition of Borrower or Guarantor (including bankruptcy, liquidation or dissolution) or failure by Lender to file or enforce any claim against the estate (in administration, bankruptcy, dissolution or otherwise) of Borrower, Guarantor or others, (ii) the fact that recovery from Borrower or any other person is barred by any statute of limitations, invalidity, illegality, unenforceability or for any other reason or that Borrower or Guarantor have valid defenses, claims or offsets (whether at law, in equity or by agreement), (iii) any amendment, modification or change of any kind or nature to the Credit Agreement, the Loan Document, the Notes or this Guaranty, or any Instrument or understanding executed or entered into pursuant to the Credit Agreement, (iv) any adjustment, indulgence, forbearance or compromise granted by Lender to Borrower or Guarantor, or (v) any other circumstance which might otherwise constitute a legal or equitable discharge of a guarantor. Guarantor renounces all benefits of discussion and division and waives diligence, presentment, protest, notice of dishonor, protest or default, demand for payment upon Borrower or the undersigned, notice of acceptance of this Guaranty, notice of any addition to or increase or decrease in the Obligations, and all other notices and demands whatsoever.

               (c) This Guaranty is a continuing guaranty, and it will not be discharged until payment in full of all of the Guaranteed Obligations and cancellation of this Guaranty by Lender ("Termination") and will remain in full force and effect notwithstanding any interruption in the business relations between Borrower and Lender or any increase or decrease from time to time in the amount of the Obligations.

               (d) Guarantor hereby acknowledges and agrees that subject to the limitations set forth in Section 2(a): (i) it is personally obligated and fully liable for the amount due under this Guaranty (i.e., for all Guaranteed Obligations hereunder); and (ii) the Lender has the right to sue on this Guaranty and obtain a personal judgment against Guarantor for satisfaction of the amount due under this Guaranty either before or after a judicial foreclosure of the Deed of Trust under Alaska Statute
09.45.170 - 09.45.220.

          3. Guaranty Secured. Payment and performance under this Guaranty is secured by pledges, encumbrances and security interests in certain collateral pursuant to the Pledge Agreement and the Assignment Agreement. Reference is hereby made to the Pledge Agreement and the Assignment Agreement for a definition and description of such collateral so encumbered to secure all the obligations of Guarantor hereunder.

          4. Lender's Rights. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty and/or any of the Guaranteed Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender, in its discretion, may determine; and to obtain a guaranty of the Guaranteed Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties. Guarantor hereby acknowledges and agrees that the obligations of all Persons to pay and satisfy the Guaranteed Obligations pursuant to their respective agreements or guaranties (including Guarantor's obligations hereunder) shall be joint and several.

          5. Effectiveness; Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolu tion, liquidation or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made. Borrower and Lender may modify, rearrange, extend for any period and/or renew from time to time the Guaranteed Obligations without notice to Guarantor, and in such event the obligations of Guarantor with respect to the Guaranteed Obligations shall not be released, discharged or reduced and Guarantor will remain fully bound hereunder on such Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Obligations and shall not be discharged by the assignment or negotiation of all or a part of the Guaranteed Obligations.

          6. Default. If Borrower has failed to pay or perform when due the Guaranteed Obligations or there is an event with respect to Guarantor that would require or permit the accelera tion pursuant to the Credit Agreement of any outstanding loan, then all of the Guaranteed Obligations shall be immediately due and payable by Guarantor, regardless of whether the payment of the Guaranteed Obligations has been accelerated or Borrower is in default with respect to the Guaranteed Obligations.

          7. Merger. This Guaranty shall not be affected by any change in the name of Borrower, or by the acquisition of Borrower's business by any person, firm or corporation, or by any change whatsoever in the objects, capital structure or consti tution of Borrower, or by any merger, amalgamation or consolida tion of Borrower with any corporation, or by any dissolution or liquidation of Borrower, but shall, notwithstanding the happening of any such event, continue to apply to all the Obligations whether theretofore or thereafter incurred, and in this instru ment the word "Borrower" shall include every such person, firm, partner and corporation and all successors of the customer. Guarantor shall promptly notify Lender of any change or event described in this Section 7.

          8. No Waiver. Lender shall not be obligated to exercise any right, power or privilege hereunder, and no failure to exercise and no delay in exercising, on the part of Lender, any such right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on Guarantor shall be deemed to be a waiver of the right of Lender to take further action without notice or demand as provided herein. No waiver shall be applicable except in the specific instance for which given, nor in any event shall any modification or waiver of any provision of this Guaranty be effective unless in writing and signed on behalf of Lender.

          9.   Representations and Warranties.

               (a) In order to induce Lender to make the Loans to Borrower pursuant to the Credit Agreement, Guarantor represents and warrants to Lender (which representations and warranties will survive the creation of the Guaranteed
Obligations and any extension of credit under the Credit
Agreement) that:

                    (i)  Benefit to Guarantor:  Guarantor's
          guaranty pursuant to this Guaranty reasonably may be expected to benefit, directly or indirectly, Guarantor;

                   (ii) Familiarity and Reliance: Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the Notes and Guaranteed Obligations. Notwithstanding the foregoing, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty;

                  (iii) No Representation: Neither Lender nor any other person, corporation or entity has made any representation, warranty or statement to Guarantor with regard to Borrower or its financial condition in order to induce Guarantor to execute this Guaranty; and

                   (iv) Guarantor's Financial Condition: As of the date hereof and after giving effect to this Guaranty and the contingent liability evidenced hereby, Guarantor is and will be solvent, and has assets which, fairly valued, exceed its obligations, liabilities and debts.

               (b) Additional Representations. Guarantor hereby adopts and makes the representations, warranties and covenants concerning Guarantor as set forth in Sections 7.1(a), (b), (c),
(d), (f) and (h) of the Credit Agreement.

          10.  Covenants.       Guarantor hereby covenants and
agrees with Lender to make an equity contribution to Borrower of one million five hundred thousand dollars ($1,500,000.00) after the Initial Advance but no later than September 30, 1996 in order to assist Borrower to comply with certain financial covenants of Borrower contained in the Credit Agreement. Guarantor also hereby covenants and agrees with Lender to cause Borrower to perform all of the Guaranteed Obligations under the Credit Agreement or to perform itself the Guaranteed Obligations of Borrower under the Credit Agreement and to execute and deliver to Lender each Security Document to which it is a party, including amendments or assignments thereof and notices to third Persons as Lender may require in connection with the perfection of its security interests in the property and interests subject to the Security Documents to which it is a party. In particular, Guarantor covenants and agrees:

               (a)  to insure the timely delivery of all
financial information required by the Credit Agreement, whether concerning Borrower or Guarantor, including the financial information required by Section 8.2 of the Credit Agreement;

               (b) to preserve and maintain its, and to cause Borrower to maintain its, corporate existence, rights, franchises and privileges in the jurisdiction of their respective incorporation, and to qualify and remain qualified as foreign corporations in each jurisdiction in which such qualification is necessary or desirable in view of Guarantor or Borrower's (as the case may be) business and operations or the ownership of their respective properties;

               (c)  to comply with all of its obligations,
agreements and covenants under that certain credit agreement dated the date hereof by and between Guarantor and Lender (the "USMX Credit Agreement") and documents and other Instruments entered into by Guarantor pursuant thereto and hereto, and to cause Borrower to engage solely in the business of exploring for and mining gold and by-product metals at the Illinois Creek Gold Property and vicinity, and in activities incident thereto, in accordance with generally accepted industry practices and the Development Plan;

               (d)  that, except as contemplated by the
Development Plan, Guarantor shall not permit Borrower to (and prior to Completion Guarantor shall not), directly or indirectly, create, incur, assume or suffer to exist, any Indebtedness except
(i) Indebtedness hereunder, under the Credit Agreement and under the USMX Credit Agreement; (ii) Indebtedness secured by Liens permitted by Section 9.2 of the Credit Agreement and Section 8.2 of the USMX Credit Agreement; (iii) Indebtedness existing on the date hereof disclosed to Lender pursuant to the Credit Agreement and the USMX Credit Agreement; (iv) unsecured trade payables;
(v) Indebtedness incurred in the ordinary course of business;
(vi) Indebtedness consisting of purchase or leasehold obligations associated with the Project contemplated by the Development Plan; and (vii) Indebtedness incurred by Borrower for purposes of developing the Illinois Creek Gold Property in accordance with the Development Plan which has been approved by Lender, such approval not to be unreasonably withheld by Lender.

               (e) Guarantor shall not permit Borrower to, and prior to Completion Guarantor shall not, directly or indirectly, create, incur, assume or suffer to exist, any Lien, upon or with respect to any portion of the Mining Properties, now owned or hereafter acquired, or assign or otherwise convey any right to receive the production, proceeds or income therefrom, except:


                    (i)  Liens for taxes, assessments or
          governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                    (ii) Liens imposed by law, such as carriers, warehousemen and mechanics' liens and other similar liens arising in the ordinary course of business associated with amounts not yet due and payable, or which are being disputed in good faith by Borrower;

                    (iii)     Liens of purchase money mortgages
          and other security interests on equipment acquired, leased or held by Borrower or Guarantor (including equipment held by Borrower or Guarantor as lessee under leveraged leases) in the ordinary course of business related to the Project to secure the purchase price of or rental payments with respect to such equipment or to secure indebtedness incurred solely for the purpose of financing the acquisition (including acquisition as lessee under leveraged leases), construction or improvement of any such equipment to be subject to such mortgages or security interests, or mortgages or other security interests existing on any such equipment at the time of such acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that no such mortgage or other security interest shall extend to or cover any equipment other than the equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the mortgage or security interest being extended, renewed or replaced, and provided further, that any such Indebtedness shall not otherwise be prohibited by the terms of the Credit Agreement or the USMX Credit Agreement;

                    (iv) Liens outstanding on the date hereof and
                  described in Schedule 7.1(j) of the Credit Agreement;

                    (v) Liens securing subordinated Indebtedness permitted by Section 9.1(e) of the Credit Agreement or securing Indebtedness (as that term is defined in the USMX Credit Agreement) permitted by Section 8.1;

                    (vi) Liens arising under the Security
          Documents, the Credit Agreement and the NPMC Agreement
          (as contemplated by the Loan Documents);

                    (vii)     the Lien or any right of distress
          reserved in or exercisable under any lease for rent and for compliance with the terms of such lease, provided there is no rent in arrears under such lease;

                    (viii)    cash labor or governmental
          obligations deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure workmen's compensation, unemployment insurance, surety or appeal bonds, costs of litigation, when required by law, public and statutory obligations, Liens or claims incidental to current construction, mechanics', warehousemen's, carriers' and other similar Liens;

                    (ix) Liens given in the ordinary course of business to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or governmental or other authority in connection with the operations of Borrower;

                    (x)  easements, rights-of-way and servitudes
          which in the opinion of Lender (in its sole discretion, reasonably exercised) will not in the aggregate materially impair the use of the Illinois Creek Gold
          Property by Borrower for the Project;

                    (xi) title defects or irregularities which in the opinion of Lender (in its sole discretion, reasonably exercised) are of a minor nature and in the aggregate will not materially impair the use of the Illinois Creek Gold Property for the Project or materially affect the security created hereby; and

                    (xii) all rights reserved to or vested in any governmental body by the terms of any lease, license, franchise, grant or permit held by Borrower or by any statutory provision to terminate any such lease, license, franchise, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof or to distrain against or to obtain a lien on any property or assets of Borrower in the event of failure to make such annual or other periodic payments.

               (f) Without the written permission of Lender, which may be withheld in Lender's sole discretion reasonably exercised, Guarantor shall not permit Borrower to, and prior to

Completion Guarantor shall not, directly or indirectly, assume, guarantee, endorse or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) in connection with any Indebtedness of any other Person, except guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, or in respect of provision of labor or materials for the Project or in connection with bonds, letters of credit or other security posted by Borrower or Guarantor in the ordinary course of business in connection with the Project or hereunder.

               (g) Guarantor shall not permit Borrower to (and prior to Completion, other than to Borrower, Guarantor shall not) directly or indirectly, make any loan or advance to any Person utilizing loan proceeds or exceeding at any one time outstanding an aggregate of $50,000. Guarantor shall not permit Borrower to (and prior to Completion Guarantor shall not), without the written approval of Lender, purchase or otherwise acquire the capital stock, assets, or obligations of, or any interest in, any Person, other than readily marketable direct obligations of the United States of America and certificates of time deposit issued by Lender or commercial banks of recognized standing operating in the United States of America or other investment grade instruments reasonably approved by Lender, and provided that Guarantor may form and hold the shares of wholly-owned subsidiaries.

          11.  Financial Tests.  Guarantor shall not permit its:

               (a)  Current Ratio to be less than 2.0 to 1.0;

               (b) Consolidated Tangible Stockholders' Equity to be less than $17,500,000; and

               (c) Total Consolidated Liabilities to exceed one hundred seventy-five percent (175%) of its Consolidated Tangible
Stockholders' Equity.

          12. Notices. All notices, demands, instructions or other communications required or permitted to be given or made to Guarantor or Lender shall be given in accordance with the provisions of the Credit Agreement and at the addresses set forth therein.

          13. Amendments. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and, in the case of any amendment, by Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          14.  Successor and Assigns.   This Guaranty shall
extend to and inure to the benefit of Lender and its successors and assigns, and every reference herein to Guarantor is a reference to, and shall be construed as including, Guarantor and the successors and assigns of Guarantor, to and upon all of whom this Guaranty and agreement shall extend and be binding.

          15. Further Assurances. Guarantor agrees to execute and deliver to Lender all such documents and to take all such other action as may be reasonably requested by Lender to more fully vest in and assure Lender of all of the rights, powers, privileges and remedies herein intended to be granted to or conferred upon Lender.

          16. Financial Statements. Guarantor covenants and agrees that so long as any part of any Guaranteed Obligations remain outstanding, Guarantor shall furnish to Lender the financial and other information required by Section 7.2 of the USMX Credit Agreement.

          17.  GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
COLORADO, INCLUDING THE CONFLICTS OF LAW PROVISIONS THEREOF.

          18. VENUE; SUBMISSION TO JURISDICTION. FOR THE PURPOSE OF ASSURING THAT LENDER MAY ENFORCE ITS RIGHTS UNDER THIS GUARANTY, GUARANTOR, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY (A) AGREES THAT ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING AGAINST GUARANTOR, OR BY GUARANTOR AGAINST LENDER, ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING SHALL BE INSTITUTED ONLY IN STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF DENVER, COLORADO; (B) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO SUCH VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING OR ANY CLAIM OF FORUM NON CONVENIENS; (C) SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH STATE OR FEDERAL COURT FOR PURPOSES OF ANY SUCH ACTION, SUIT OR PROCEEDING; AND (D) WAIVES ANY IMMUNITY FROM JURISDICTION TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY SUCH ACTION, SUIT OR PROCEEDING WHICH MAY BE INSTITUTED IN ANY SUCH STATE OR FEDERAL COURT, AND WAIVES ANY IMMUNITY FROM THE MAINTAINING OF AN ACTION AGAINST IT TO ENFORCE IN ANY SUCH STATE OR FEDERAL COURT OR ELSEWHERE, ANY JUDGMENT FOR MONEY OBTAINED IN ANY SUCH ACTION, SUIT OR PROCEEDING AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY IMMUNITY FROM EXECUTION. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER, BY CERTIFIED OR REGISTERED MAIL, AT THE ADDRESS SPECIFIED IN
SECTION 12 HEREOF.

          19. WAIVER OF JURY TRIAL. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

          20. ENTIRE AGREEMENT. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND GUARANTOR WITH RESPECT TO THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRA DICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF LENDER AND GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND GUARANTOR RELATING TO THIS GUARANTY OR THE MATTERS SET FORTH HEREIN.

          IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer this 11th day of July, 1996.

                                USMX, INC.


                                By:
                                   Name:
                                        Title:


                                By:
                                   Name:
                                        Title: